Exhibit 10.7(o)

                                 SWING LINE NOTE


$20,000,000                                                        June 4, 1996


     FOR VALUE RECEIVED, the undersigned, KEEBLER HOLDING CORP., a Delaware corporation and the surviving corporation of the Merger (the "Borrower"), promises to pay to the order of THE BANK OF NOVA SCOTIA (the "Lender") on the Stated Maturity Date for Swing Line Loans the principal sum of TWENTY MILLION DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Swing Line Loans shown on the schedule attached hereto (and any continuation thereof) made (or continued) by the Lender pursuant to the Amended and Restated Credit Agreement, dated as of June 4, 1996 (as so amended and restated, and together with any further amendments, supplements, amendment and restatements and other modifications from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, The Bank of Nova Scotia, as Administrative Agent, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto and the Co-Agents named therein, amending and restating in its entirety the Existing Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

     Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

     This Note is one of the Swing Line Notes referred to in, and evidences Indebtedness incurred (or continued) under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

     This Swing Line Note is issued in substitution and exchange for, and not in satisfaction or payment of, the Swing Line Note, dated January 26, 1996, payable to the order of the Lender and issued under the Existing Credit Agreement (the "Existing Swing Line Note"), and the Indebtedness originally evidenced by the Existing Swing Line Note which is now evidenced by this Swing Line Note shall be a continuing Indebtedness, and nothing herein contained shall be construed to deem the Existing Swing Line Note paid, or to release or terminate any Lien given to secure the Existing Swing Line Note, which Liens shall continue to secure the Indebtedness evidenced by this Swing Line Note.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

     THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.


                                        KEEBLER HOLDING CORP.


                                        By
                                          -------------------------------------
                                          Title:


                                       -2-



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                     SWING LINE LOANS AND PRINCIPAL PAYMENTS


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                       Amount of Swing             Amount of Principal            Outstanding Principal
     Date                 Line Loan                      Payment                         Balance                Notation Made By
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


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